March 3, 2020

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-59861

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 33-65409

Ladies and Gentlemen:

We have transmitted to contract owners the annual reports for the period ended December 31, 2019 for the investment companies listed on Attachment 1 in which Annuity Investors Variable Account A invests.

Annuity Investors Life Insurance Company understands that the listed investment companies have filed these reports with the Commission under separate cover.

If you have any questions about this filing, please contact John Domaschko at 513.412.1401.

Sincerely,

/s/ John P. Gruber
John P. Gruber
Senior Vice President

Attachment 1—List of Underlying Portfolios

Annuity Investors Variable Account A, Registration Nos. 811-07299 and 033-59861 and 033-65409

1940 Act No.
811-07452	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. Capital Appreciation Fund/VA—Series I Shares
Invesco Oppenheimer V.I. Main Street Fund®/VA— Series I Shares
Invesco V.I. American Value Fund—Series I Shares
Invesco V.I. Core Equity Fund—Series I Shares
Invesco V.I. Government Securities Fund—Series I Shares
Invesco V.I. Mid Cap Growth Fund—Series I Shares
811-05188	American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund—Class I Shares
VP Large Company Value Fund—Class I Shares
VP Mid Cap Value Fund—Class I Shares
VP Ultra® Fund—Class I Shares
811-03290	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund—Class I Shares
BlackRock Global Allocation V.I. Fund—Class I Shares
BlackRock Government Money Market V.I. Fund—Class I Shares
BlackRock High Yield V.I. Fund—Class I Shares
811-08673	BNY Mellon Investment Portfolios
Technology Growth Portfolio—Initial Shares
811-05719	BNY Mellon Stock Index Fund, Inc.—Initial Shares
811-07044	The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.—Initial Shares
811-05125	BNY Mellon Variable Investment Fund
Appreciation Portfolio—Initial Shares
Government Money Market Portfolio
Growth and Income Portfolio—Initial Shares
Opportunistic Small Cap Portfolio—Initial Shares
811-07507	Deutsche DWS Investments VIT Funds
DWS Small Cap Index VIP—Class A
811-07736	Janus Aspen Series
Janus Henderson VIT Balanced Portfolio—Institutional Shares
Janus Henderson VIT Enterprise Portfolio—Institutional Shares
Janus Henderson VIT Forty Portfolio—Institutional Shares
Janus Henderson VIT Global Research Portfolio—Institutional Shares (closed)
Janus Henderson VIT Overseas Portfolio—Service Shares
811-07607	Morgan Stanley Variable Insurance Fund, Inc.
Core Plus Fixed Income Portfolio—Class I Shares
U.S. Real Estate Portfolio—Class I Shares
811-08399	PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio—Administrative Class
PIMCO Real Return Portfolio—Administrative Class